                                                                   Exhibit 23(a)





                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Koger Equity, Inc. on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report on Form 10-K/A of Koger Equity, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE, LLP
Certified Public Accountants
Jacksonville, Florida
June 6, 2000


                                       6